FIRST TRUST EXCHANGE-TRADED FUND II

       First Trust Dow Jones STOXX(R) European Select Dividend Index Fund
                                  (the "Fund")

               SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 1, 2010

                               DATED MARCH 8, 2010


         Effective March 1, 2010, the Index Provider changed the name of the Fund's underlying Index from the "Dow Jones STOXX(R) Select Dividend 30 Index" to the "STOXX(R) Europe Select Dividend 30 Index." Accordingly, the Fund's investment objective is as follows: "The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the STOXX(R) Europe Select Dividend 30 Index."

         The change to the underlying Index name had no effect on the investment strategies or risks of the Fund or the index construction or methodology.

         Also effective March 1, 2010, the name "Dow Jones STOXX(R) 600 Index" was changed to the "STOXX(R) Europe 600 Index." Accordingly, the third paragraph under the heading "Principal Investment Strategies" on page 6 of the Prospectus is replaced with the following:

     The Index consists of 30 high dividend-yielding securities selected from the STOXX(R) Europe 600 Index, formerly known as the Dow Jones STOXX(R) 600 Index, including secondary lines of those companies (where there are multiple lines of equity capital in a company). The STOXX(R) Europe 600 Index, covers 18 European countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Index is compiled and maintained by STOXX Limited ("STOXX" or the "Index Provider"). Only dividend-paying companies in the STOXX(R) Europe 600 Index (including secondary lines of those companies) are considered for inclusion in the Index. In addition, a company must have a non-negative five-year dividend-per-share growth rate and a dividend-to-earnings ratio of 60% or less. The Index is rebalanced and reconstituted annually in March. The Fund will make changes to its portfolio holdings when changes are made by the Index Provider in the composition of the Index.

         Each subsequent use of the name "Dow Jones STOXX(R) 600 Index" is also replaced with the name "STOXX(R) Europe 600 Index."

         In addition, the "Average Annual Total Return" table set forth on page 8 of the Prospectus is replaced with the following:

Average Annual Total Returns for the Periods Ended December 31, 2009

                                                                               1 Year            Since Inception
                                                                                                   (8/27/2007)
 Return Before Taxes...................................................        37.08%               -23.63%
 Return After Taxes on Distributions...................................        35.08%               -25.01%
 Return After Taxes on Distributions and Sale of Shares................        23.87%               -20.19%
 STOXX(R) Europe Select Dividend 30 Index(1)...........................        40.36%               -22.78%
 STOXX(R) Europe 600 Index(2)..........................................        36.65%               -10.42%
 MSCI Europe Index.....................................................        35.83%               -10.51%

(1) Formerly known as the Dow Jones STOXX(R) Select Dividend 30 Index.
(2) Formerly known as the Dow Jones STOXX(R) 600 Index.


   PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE

                       FIRST TRUST EXCHANGE-TRADED FUND II

       First Trust Dow Jones STOXX(R) European Select Dividend Index Fund
                                  (the "Fund")

  SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 1, 2010

                               DATED MARCH 8, 2010


         Effective March 1, 2010, the Index Provider changed the name of the Fund's underlying Index from the "Dow Jones STOXX(R) Select Dividend 30 Index" to the "STOXX(R) Europe Select Dividend 30 Index."

         The change to the underlying Index name had no effect on the investment strategies or risks of the Fund or the Index construction or methodology.



             PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND STATEMENT OF
                   ADDITIONAL INFORMATION FOR FUTURE REFERENCE